UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 29, 2015

Citigroup Commercial Mortgage Trust 2015-GC33
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp. Goldman Sachs Mortgage Company Rialto Mortgage Finance, LLC KGS-Alpha Real Estate Capital Markets, LLC RAIT Funding, LLC

(Exact name of sponsors as specified in their charters)

Delaware	333-189017-11	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2015, with respect to Citigroup Commercial Mortgage Trust 2015-GC33, Commercial Mortgage Pass-Through Certificates, Series 2015-GC33. The purpose of this amendment is to make certain revisions to (i) the form of the Pooling and Servicing Agreement (as defined below) that was previously filed as Exhibit 4.1 to the Form 8-K and (ii) the form of the CGCMT 2015-P1 PSA (as defined below) that was previously field as Exhibit 4.3 to the Form 8-K. Exhibit 4.1 of the Form 8-K is hereby restated in its entirety by the revised version of the Pooling and Servicing Agreement attached hereto as Exhibit 4.1, and Exhibit 4.3 of the Form 8-K is hereby restated in its entirety by the revised version of the CGCMT 2015-P1 PSA attached hereto as Exhibit 4.3.

Item 8.01.      Other Events.

On September 29, 2015, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2015 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, of Citigroup Commercial Mortgage Trust 2015-GC33, Commercial Mortgage Pass-Through Certificates, Series 2015-GC33 (the “Certificates”).

Certain classes of the Certificates were offered for sale to the public, pursuant to the Depositor’s Base Prospectus, dated January 16, 2015, as supplemented by the Prospectus Supplement, dated September 14, 2015 (the “Prospectus Supplement”).

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2015-GC33 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 64 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 92 commercial and multifamily properties.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Somerset Park Apartments (the “Somerset Park Apartments Mortgage Loan”) is part of a loan combination (the “Somerset Park Apartments Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and four pari passu companion loans (each, a “Somerset Park Apartments companion loan”) that are held outside the issuing entity, all of which are secured by the same mortgage encumbering the same mortgaged property. With respect to the Somerset Park Apartments Loan Combination, (i) the Somerset Park Apartments companion loans, evidenced by the controlling promissory notes A-1-1 and A-2-1, is part of a mortgage pool backing the Wells Fargo Commercial Mortgage Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30 (the “WFCM 2015-C30 certificates”), and (ii) the Somerset Park Apartments Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the WFCM 2015-GC30 certificates, dated as of August 1, 2015 (the “WFCM 2015-GC30 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (the “WFCM 2015-GC30 Master Servicer”), CWCapital Asset Management, LLC, as general special servicer (the “WFCM 2015-GC30 Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer,

Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee (the “WFCM 2015-GC30 Trustee”). The WFCM 2015-GC30 Master Servicer and the WFCM 2015-GC30 Special Servicer are responsible for servicing the Somerset Park Apartments Mortgage Loan and administering the related mortgaged property, and the WFCM 2015-GC30 Trustee is the mortgagee of record with respect to the Somerset Park Apartments Mortgage Loan.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as The Decoration & Design Building (“The Decoration & Design Building Mortgage Loan”) is part of a loan combination (“The Decoration & Design Building Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and one pari passu companion loan (“The Decoration & Design Building companion loan”) that is held outside the issuing entity, all of which are secured by the same mortgage encumbering the same mortgaged property. With respect to The Decoration & Design Building Loan Combination, (i) The Decoration & Design Building companion loan, evidenced by the controlling promissory note A-1, is part of a mortgage pool backing the Citigroup Commercial Mortgage Trust 2015-P1, Commercial Mortgage Pass-Through Certificates, Series 2015-P1 (the “CGCMT 2015-P1 certificates”), (ii) The Decoration & Design Building Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2015-P1 certificates, dated as of August 1, 2015 (the “CGCMT 2015-P1 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (the “CGCMT 2015-P1 Master Servicer”), LNR Partners, LLC, as special servicer (the “CGCMT 2015-P1 Special Servicer”), Deutsche Bank Trust Company Americas, as trustee (the “CGCMT 2015-P1 Trustee”), Citibank, N.A., as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor. The CGCMT 2015-P1 Master Servicer and the CGCMT 2015-P1 Special Servicer are responsible for servicing The Decoration & Design Building Mortgage Loan and administering the related mortgaged property, and the CGCMT 2015-P1 Trustee is the mortgagee of record with respect to The Decoration & Design Building Mortgage Loan.

The Pooling and Servicing Agreement, the WFCM 2015-GC30 PSA and the CGCMT 2015-P1 PSA are attached as exhibits hereto.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the WFCM 2015-GC30 certificates, dated as of August 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein)
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2015-P1 certificates, dated as of August 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 21, 2015	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	Pooling and Servicing Agreement, dated as of September 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the WFCM 2015-GC30 certificates, dated as of August 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein)	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2015-P1 certificates, dated as of August 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)